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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement.

                                            Arthur Andersen LLP

New York, NY
September 23, 1997